SECURITIES AND EXCHANGE COMMISSION
                                                       WASHINGTON, DC 20549



                             FORM 8-K


                      Current Report Pursuant
                   to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 19, 1997

              Seacoast Banking Corporation of Florida
      (Exact Name of Registrant as specified in Its Charter)
                              Florida
          (State or Other Jurisdiction of Incorporation)
      0-13660                             59-2260678
(Commission File Number)                  (I.R.S. Employer Identification No.)

           815 Colorado Avenue, Stuart, FL          34994
           (Address of Principal Executive Offices)(Zip Code)

                     (407) 287-4000
                (Registrant's Telephone Number, Including Area code)



   (Former Name or Former Address, if Changed Since Last Report)







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                          SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Seacoast Banking Corporation of Florida
                                  (Registrant)


Date:    February 25, 1997     By /s/ William R. Hahl
                               Senior Vice President & CFO


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